UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 3940

Dreyfus Active Midcap Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Active MidCap Fund

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Information About the Renewal of the Fund’s Management Agreement
41	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Warren Chiang, C.Wesley Boggs, and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 14.58%, Class C shares returned 13.64%, and Class I shares returned 14.84%.1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), achieved a total return of 13.22% for the same period.2

A sustained U.S. economic recovery helped support stock prices over the reporting period, including those of most midcap stocks. Nine out of 10 economic sectors represented in the Index produced positive absolute returns.The fund outperformed its benchmark, mainly due to the success of our security selection process in the consumer staples, information technology, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, as represented by the Russell Midcap Index. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings, and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations. We generally maintain sector concentrations that are roughly in line with the Index.We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased.The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Midcap Stocks Climbed despite Global Headwinds

Midcap stocks began 2014 in the midst of a rally fueled by falling unemployment and intensifying manufacturing activity, but stocks across all capitalization ranges gave up some of their previous gains in January when concerns arose regarding economic and political instability in the emerging markets. In addition, U.S. GDP contracted at an annualized 2.1% rate over the first quarter of 2014 due to severe winter weather.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The market downturn proved short-lived, and U.S. stocks began to rebound in February. Some broad market indices climbed to record highs through June as investors responded to expectations that subdued inflation would allow the Federal Reserve Board to keep short-term interest rates low even as monetary policymakers gradually backed away from their quantitative easing program. Investor optimism appeared to be validated during the second quarter of the year, when the U.S. economy rebounded at a robust 4.6% annualized rate as labor markets, manufacturing activity, and consumer confidence improved.

The market encountered renewed volatility in July and September due to disappointing economic data from Europe, China and Japan, which sparked concerns that a faltering global economy might derail the U.S. expansion. Strong corporate earnings and solid domestic economic data — including an estimated 5.0% annualized GDP growth rate for the third quarter — enabled stocks to rebound. However, turmoil in overseas markets and plummeting commodity prices caused investors to turn away from growth companies in favor of more traditionally defensive stocks.

Strong Stock Selection Drove Fund Performance

Our disciplined investment process was effective in identifying some of the midcap market’s stronger performers during 2014. Relative results were especially robust in the consumer staples sector, where food producer Hillshire Brands was acquired after a bidding war. Energy drinks seller Monster Beverage and coffeemaker producer

Keurig Green Mountain advanced when The Coca-Cola Company purchased equity stakes in the companies. Grocery chain Kroger advanced after increasing its market share at the expense of larger food retailers.

In the information technology sector, semiconductor manufacturer Micron Technology benefited from rising demand for microchips used in servers and mobile devices. Results in the consumer discretionary sector were bolstered by apparel maker Hanesbrands, which reported better-than-expected earnings by achieving acquisition-related benefits and growth in European markets.

Although disappointments proved relatively mild during 2014, the fund held several laggards in the health care sector. While no health care stocks ranked among the fund’s bottom performers for the year, in the aggregate they weighed on relative performance. In the energy sector, which represented the benchmark’s weakest sector for the year, fund results were dampened by independent exploration-and-production company SM Energy, which reported lower-than-expected earnings and production volumes. Among materials producers, metals processor Worthington Industries struggled with higher manufacturing costs.While the fund’s information technology holdings fared well overall, information services provider NeuStar declined sharply due to concerns surrounding renewal of a key contract.

Finding Ample Opportunities Using a Disciplined Process

As of year-end, we believe our quantitative investment process has continued to identify an ample number of attractive investments among midcap stocks. Indeed, recent bouts of heightened market volatility have provided opportunities to purchase the stocks of highly ranked companies. As the fund’s holdings reach fuller valuations, we typically replace them with stocks that have quality earnings and relatively attractive valuations. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Diversification and asset allocation cannot ensure a profit or protect against loss of principal.

Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.
Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Active MidCap Fund Class A shares, Class C shares and Class I shares and the Russell Midcap Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Active MidCap Fund on 12/31/04 to a $10,000 investment made in the Russell Midcap Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses.
Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7.98%	14.14%	6.00%
without sales charge	14.58%	15.50%	6.63%
Class C shares
with applicable redemption charge †	12.64%	14.53%	5.78%
without redemption	13.64%	14.53%	5.78%
Class I shares	14.84%	15.65%	6.65%
Russell Midcap Index	13.22%	17.19%	9.56%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.95	$10.36	$4.80
Ending value (after expenses)	$1,069.90	$1,065.40	$1,071.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.80	$10.11	$4.69
Ending value (after expenses)	$1,019.46	$1,015.17	$1,020.57

† Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.99% for Class C, and .92%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2014

Common Stocks—99.3%	Shares		Value ($)
Automobiles & Components—1.5%
Lear	75,700		7,424,656
Banks—5.4%
BancorpSouth	199,300		4,486,243
BankUnited	19,700		570,709
Cathay General Bancorp	55,500		1,420,245
Comerica	97,700		4,576,268
Fifth Third Bancorp	54,500		1,110,437
KeyCorp	533,700		7,418,430
Regions Financial	110,000		1,161,600
SunTrust Banks	152,700		6,398,130
			27,142,062
Capital Goods—8.5%
Huntington Ingalls Industries	71,000		7,984,660
Lennox International	37,100	[a]	3,527,097
Lincoln Electric Holdings	86,200		5,955,558
Masco	31,500		793,800
Rockwell Automation	29,700		3,302,640
SPX	78,500		6,744,720
Textron	193,200		8,135,652
Trinity Industries	112,600	[a]	3,153,926
WABCO Holdings	34,000	[b]	3,562,520
			43,160,573
Commercial & Professional Services—2.0%
IHS, Cl. A	58,100	[b]	6,616,428
Manpowergroup	49,800		3,394,866
			10,011,294
Consumer Durables & Apparel—1.7%
Deckers Outdoor	47,800	[b]	4,351,712
Hanesbrands	32,400		3,616,488
Harman International Industries	5,600		597,576
			8,565,776
Consumer Services—1.9%
Starwood Hotels & Resorts Worldwide	10,000	[c]	810,700
Wyndham Worldwide	99,900		8,567,424
			9,378,124

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—5.9%
Affiliated Managers Group	15,100	[b]	3,204,824
Moody’s	88,600		8,488,766
Navient	130,800		2,826,588
T. Rowe Price Group	100,300		8,611,758
Waddell & Reed Financial, Cl. A	136,300		6,790,466
			29,922,402
Energy—4.1%
Chesapeake Energy	37,700		737,789
Denbury Resources	134,000	[a]	1,089,420
EQT	71,700		5,427,690
Kosmos Energy	121,000	[b]	1,015,190
Marathon Petroleum	20,300		1,832,278
Nabors Industries	93,600		1,214,928
Newfield Exploration	63,900	[b]	1,732,968
SM Energy	102,000		3,935,160
Tesoro	52,700		3,918,245
			20,903,668
Food & Staples Retailing—1.8%
Kroger	143,000		9,182,030
Food, Beverage & Tobacco—4.2%
Bunge	31,900		2,900,029
Constellation Brands, Cl. A	10,600	[b]	1,040,602
Lancaster Colony	20,100		1,882,164
Monster Beverage	76,900	[b]	8,332,115
Pilgrim’s Pride	128,700	[a,b]	4,220,073
Tyson Foods, Cl. A	71,200		2,854,408
			21,229,391
Health Care Equipment & Services—7.5%
Align Technology	54,200	[b]	3,030,322
Boston Scientific	579,400	[b]	7,677,050
C.R. Bard	49,300		8,214,366
Cigna	18,500		1,903,835
DENTSPLY International	34,000		1,811,180
Edwards Lifesciences	7,500	[b]	955,350

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Health Net	147,100	[b]	7,874,263
Teleflex	55,200		6,338,064
			37,804,430
Household & Personal Products—1.6%
Energizer Holdings	62,600		8,047,856
Insurance—1.9%
Reinsurance Group of America	27,600		2,418,312
RenaissanceRe Holdings	25,900		2,517,998
Unum Group	127,300		4,440,224
			9,376,534
Materials—2.9%
Ball	28,800		1,963,296
Cabot	50,500		2,214,930
Commercial Metals	167,400		2,726,946
International Flavors & Fragrances	34,100		3,456,376
Westlake Chemical	28,300		1,728,847
Worthington Industries	84,900		2,554,641
			14,645,036
Media—.5%
News Corp., Cl. A	65,400	[b]	1,026,126
Starz, Cl. A	50,900	[b]	1,511,730
			2,537,856
Pharmaceuticals, Biotech &
Life Sciences—7.4%
Agilent Technologies	107,500		4,401,050
Bruker	74,500	[b]	1,461,690
Charles River Laboratories International	81,100	[b]	5,161,204
Hospira	123,300	[b]	7,552,125
Mettler-Toledo International	27,200	[b]	8,226,912
Myriad Genetics	51,000	[a,b]	1,737,060
PerkinElmer	90,700		3,966,311
United Therapeutics	37,100	[b]	4,804,079
			37,310,431

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—4.5%
Corrections Corporation of America	192,279	[c]	6,987,419
General Growth Properties	45,600	[c]	1,282,728
HCP	74,500	[c]	3,280,235
Host Hotels & Resorts	172,800	[c]	4,107,456
Kimco Realty	37,900	[c]	952,806
Potlatch	57,500	[c]	2,407,525
Taubman Centers	49,000	[c]	3,744,580
			22,762,749
Retailing—8.5%
AutoZone	4,600	[b]	2,847,906
Bed Bath & Beyond	113,600	[b]	8,652,912
Big Lots	13,900		556,278
Dollar General	67,500	[b]	4,772,250
Foot Locker	70,400		3,955,072
GameStop, Cl. A	114,200	[a]	3,859,960
Macy’s	83,600		5,496,700
O’Reilly Automotive	48,000	[b]	9,245,760
PetSmart	44,900		3,650,146
			43,036,984
Semiconductors &
Semiconductor Equipment—3.9%
Micron Technology	208,200	[b]	7,289,082
ON Semiconductor	298,900	[b]	3,027,857
Skyworks Solutions	126,800		9,219,628
			19,536,567
Software & Services—9.3%
ANSYS	50,400	[b]	4,132,800
CA	56,900		1,732,605
Computer Sciences	76,100		4,798,105
Convergys	27,100		552,027
DST Systems	69,900		6,581,085
FactSet Research Systems	23,900		3,363,925
Fiserv	92,500	[b]	6,564,725
Intuit	101,200		9,329,628
NeuStar, Cl. A	63,500	[a,b]	1,765,300

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Rovi	66,700	[b]	1,506,753
VeriSign	117,100	[a,b]	6,674,700
			47,001,653
Technology Hardware & Equipment—4.7%
ARRIS Group	146,300	[b]	4,416,797
Brocade Communications Systems	225,200		2,666,368
Harris	10,500		754,110
Juniper Networks	69,600		1,553,472
Keysight Technologies	29,050		981,018
NetApp	119,300		4,944,985
SanDisk	86,800		8,504,664
			23,821,414
Transportation—4.2%
Alaska Air Group	77,600		4,637,376
Avis Budget Group	53,400	[b]	3,542,022
Kirby	18,100	[b]	1,461,394
Old Dominion Freight Line	19,800	[b]	1,537,272
Southwest Airlines	236,700		10,017,144
			21,195,208
Utilities—5.4%
AES	94,600		1,302,642
AGL Resources	73,400		4,001,034
Calpine	185,400	[b]	4,102,902
Entergy	99,300		8,686,764
IDACORP	8,400		555,996
Wisconsin Energy	159,800		8,427,852
			27,077,190
Total Common Stocks
(cost $411,163,116)			501,073,884

Other Investment—.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,093,521)	4,093,521	[d]	4,093,521

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—4.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,894,778)	20,894,778 [d]	20,894,778
Total Investments (cost $436,151,415)	104.2%	526,062,183
Liabilities, Less Cash and Receivables	(4.2%)	(21,279,855)
Net Assets	100.0%	504,782,328

a Security, or portion thereof, on loan.At December 31, 2014, the value of the fund’s securities on loan was
$20,251,601 and the value of the collateral held by the fund was $20,894,778.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	9.3	Energy	4.1
Capital Goods	8.5	Semiconductors &
Retailing	8.5	Semiconductor Equipment	3.9
Health Care Equipment & Services	7.5	Materials	2.9
Pharmaceuticals,		Commercial & Professional Services	2.0
Biotech & Life Sciences	7.4	Consumer Services	1.9
Diversified Financials	5.9	Insurance	1.9
Banks	5.4	Food & Staples Retailing	1.8
Utilities	5.4	Consumer Durables & Apparel	1.7
Money Market Investments	4.9	Household & Personal Products	1.6
Technology Hardware & Equipment	4.7	Automobiles & Components	1.5
Real Estate	4.5	Media	.5
Food, Beverage & Tobacco	4.2
Transportation	4.2		104.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,251,601)—Note 1(b):
Unaffiliated issuers	411,163,116	501,073,884
Affiliated issuers	24,988,299	24,988,299
Cash		23,406
Dividends and securities lending income receivable		400,482
Receivable for shares of Common Stock subscribed		34,510
Prepaid expenses		34,125
		526,554,706
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		485,460
Liability for securities on loan—Note 1(b)		20,894,778
Payable for shares of Common Stock redeemed		282,563
Accrued expenses		109,577
		21,772,378
Net Assets ($)		504,782,328
Composition of Net Assets ($):
Paid-in capital		434,197,689
Accumulated undistributed investment income—net		212,651
Accumulated net realized gain (loss) on investments		(19,538,780)
Accumulated net unrealized appreciation
(depreciation) on investments		89,910,768
Net Assets ($)		504,782,328

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	491,785,823	5,379,798	7,616,707
Shares Outstanding	8,762,670	101,664	134,415
Net Asset Value Per Share ($)	56.12	52.92	56.67

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,626,698
Affiliated issuers	1,287
Income from securities lending—Note 1(b)	180,700
Total Income	6,808,685
Expenses:
Management fee—Note 3(a)	3,575,368
Shareholder servicing costs—Note 3(c)	1,618,329
Prospectus and shareholders’ reports	58,092
Professional fees	53,198
Registration fees	44,251
Custodian fees—Note 3(c)	40,393
Distribution fees—Note 3(b)	35,053
Directors’ fees and expenses—Note 3(d)	32,196
Loan commitment fees—Note 2	4,536
Miscellaneous	27,583
Total Expenses	5,488,999
Less—reduction in expenses due to undertaking—Note 3(a)	(550)
Less—reduction in fees due to earnings credits—Note 3(c)	(942)
Net Expenses	5,487,507
Investment Income—Net	1,321,178
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	64,077,730
Net unrealized appreciation (depreciation) on investments	(128,519)
Net Realized and Unrealized Gain (Loss) on Investments	63,949,211
Net Increase in Net Assets Resulting from Operations	65,270,389
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment income—net	1,321,178	2,861,417
Net realized gain (loss) on investments	64,077,730	77,389,265
Net unrealized appreciation
(depreciation) on investments	(128,519)	47,419,459
Net Increase (Decrease) in Net Assets
Resulting from Operations	65,270,389	127,670,141
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,303,866)	(2,788,360)
Class I	(40,680)	(44,334)
Total Dividends	(1,344,546)	(2,832,694)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	17,120,018	15,252,980
Class C	952,120	400,129
Class I	5,796,114	4,764,088
Dividends reinvested:
Class A	1,228,089	2,637,844
Class I	35,185	37,566
Cost of shares redeemed:
Class A	(46,423,312)	(47,365,328)
Class C	(774,543)	(1,959,556)
Class I	(4,076,004)	(4,340,812)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(26,142,333)	(30,573,089)
Total Increase (Decrease) in Net Assets	37,783,510	94,264,358
Net Assets ($):
Beginning of Period	466,998,818	372,734,460
End of Period	504,782,328	466,998,818
Undistributed investment income—net	212,651	236,019

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2014	2013
Capital Share Transactions:
Class Aa
Shares sold	324,400	355,021
Shares issued for dividends reinvested	21,990	54,817
Shares redeemed	(893,202)	(1,097,154)
Net Increase (Decrease) in Shares Outstanding	(546,812)	(687,316)
Class Ca
Shares sold	18,718	9,722
Shares redeemed	(15,756)	(47,455)
Net Increase (Decrease) in Shares Outstanding	2,962	(37,733)
Class I
Shares sold	106,759	110,722
Shares issued for dividends reinvested	628	782
Shares redeemed	(78,815)	(97,199)
Net Increase (Decrease) in Shares Outstanding	28,572	14,305

a During the period ended December 31, 2013, 22,801 Class C shares representing $952,637, were exchanged for
21,616 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	49.11	36.47	31.08	32.85	28.02
Investment Operations:
Investment income—net[a]	.15	.29	.41	.07	.08
Net realized and unrealized
gain (loss) on investments	7.01	12.65	5.41	(1.78)	4.86
Total from Investment Operations	7.16	12.94	5.82	(1.71)	4.94
Distributions:
Dividends from investment income—net	(.15)	(.30)	(.43)	(.06)	(.11)
Net asset value, end of period	56.12	49.11	36.47	31.08	32.85
Total Return (%)[b]	14.58	35.50	18.74	(5.21)	17.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.15	1.20	1.24	1.22
Ratio of net expenses
to average net assets	1.14	1.15	1.20	1.24	1.18
Ratio of net investment income
to average net assets	.28	.68	1.19	.20	.28
Portfolio Turnover Rate	73.99	74.57	68.84	83.46	124.37
Net Assets, end of period ($ x 1,000)	491,786	457,146	364,625	351,999	424,220

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	46.57	34.67	29.51	31.38	26.91
Investment Operations:
Investment income (loss)—net[a]	(.28)	(.06)	.08	(.19)	(.15)
Net realized and unrealized
gain (loss) on investments	6.63	11.96	5.15	(1.68)	4.62
Total from Investment Operations	6.35	11.90	5.23	(1.87)	4.47
Distributions:
Dividends from investment income—net	—	—	(.07)	—	—
Net asset value, end of period	52.92	46.57	34.67	29.51	31.38
Total Return (%)[b]	13.64	34.32	17.69	(5.93)	16.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	2.04	2.07	2.04	2.05
Ratio of net expenses
to average net assets	2.00	2.00	2.07	2.04	2.01
Ratio of net investment income
(loss) to average net assets	(.57)	(.16)	.23	(.61)	(.54)
Portfolio Turnover Rate	73.99	74.57	68.84	83.46	124.37
Net Assets, end of period ($ x 1,000)	5,380	4,597	4,730	6,014	7,919

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended December 31,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	49.65	36.92	31.47	33.26	28.36
Investment Operations:
Investment income—net[a]	.26	.36	.48	.09	.10
Net realized and unrealized
gain (loss) on investments	7.10	12.81	5.48	(1.80)	4.91
Total from Investment Operations	7.36	13.17	5.96	(1.71)	5.01
Distributions:
Dividends from investment income—net	(.34)	(.44)	(.51)	(.08)	(.11)
Net asset value, end of period	56.67	49.65	36.92	31.47	33.26
Total Return (%)	14.84	35.73	18.94	(5.14)	17.66
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	.95	1.04	1.19	1.18
Ratio of net expenses
to average net assets	.94	.95	1.04	1.17	1.13
Ratio of net investment income
to average net assets	.50	.80	1.36	.25	.33
Portfolio Turnover Rate	73.99	74.57	68.84	83.46	124.37
Net Assets, end of period ($ x 1,000)	7,617	5,256	3,380	2,978	4,602
a Based on average shares outstanding.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 70 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the proce-

dures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	501,073,884	—	—	501,073,884
Mutual Funds	24,988,299	—	—	24,988,299

† See Statement of Investments for additional detailed categorizations.

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014, The Bank of New York Mellon earned $42,880 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,744,544	34,875,543	32,526,566	4,093,521.8
Dreyfus
Institutional
Cash
Advantage
Fund	12,683,642	172,108,351	163,897,215	20,894,778	4.1
Total	14,428,186	206,983,894	196,423,781	24,988,299	4.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $101,055, accumulated capital losses $19,538,780 and unrealized appreciation $89,910,768.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2014. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: ordinary income $1,344,546 and $2,832,694, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager had contractually agreed, from January 1, 2014 through May 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.00% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $550 during the period ended December 31, 2014.

During the period ended December 31, 2014, the Distributor retained $2,995 from commissions earned on sales of the fund’s Class A shares and $5 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2014, Class C shares were charged $35,053 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2014, Class A and Class C shares were charged $1,167,439 and $11,685, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $234,087 for transfer agency services and $15,736 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $942.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $40,393 pursuant to the custody agreement.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $319,833, Distribution Plan fees $3,276, Shareholder Services Plan fees $105,098, custodian fees $16,019, Chief Compliance Officer fees $1,851 and transfer agency fees $39,383.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2014, amounted to $352,884,720 and $380,392,943, respectively.

At December 31, 2014, the cost of investments for federal income tax purposes was $436,151,415; accordingly, accumulated net unrealized appreciation on investments was $89,910,768, consisting of $105,637,290 gross unrealized appreciation and $15,726,522 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11.Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”).The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange.There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case.The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013, Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL, including all cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff.The fund was a defendant in at least one of the dismissed cases.The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge

Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal was completed in April 2014. Oral argument before the Second Circuit took place on November 5, 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014 the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. No date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

As of November 30, 2014, no answers to the Fifth Amended Complaint in the FitzSimons case may be filed.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Active MidCap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Active MidCap Fund (one of the series comprising Strategic Funds, Inc.) as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Active MidCap Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 26, 2015

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2014 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2014, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,344,546 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 3-4, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group median for all periods (ranking first in the one-year period) except the ten-year period (when it ranked last), and in the first quartile of the Performance Universe in all periods except for the five- and ten-year periods, when the fund’s performance was above and below the median, respectively. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and slightly above the Expense Universe

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

median and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that the renewal of the Agreement was in the best interest of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
William Hodding Carter III (79)
Board Member (1988)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Joni Evans (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 24
———————
Ehud Houminer (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet, Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Richard C. Leone (74)
Board Member (1984)
Principal Occupation During Past 5Years:
• Senior Fellow (2011-present) and former President (1989-2011) of The Century Foundation
(formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 24
———————
Hans C. Mautner (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)
No. of Portfolios for which Board Member Serves: 24
———————
Robin A. Melvin (51)
Board Member (1995)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114
———————
Burton N. Wallack (64)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)
No. of Portfolios for which Board Member Serves: 24
———————
John E. Zuccotti (77)
Board Member (1984)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
• Emeritus Chairman of the Real Estate Board of New York (2004-2006)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 24

INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-2014)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)
No. of Portfolios for which Board Member Serves: 62

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Arnold S. Hiatt, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

The Fund 45

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    31,594 in 2013 and $32,226 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2013 (all 17f-2 counts) and $6,000 in 2014 (all 17f-2 counts). These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,841 in 2013 and $2,952 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,753 in 2013 and $2,411 in 2014.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,384,343 in 2013 and $23,307,177 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Active MidCap Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 24, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 24, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)